UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2015

Petrus Resources Corporation
(Exact name of registrant as specified in charter)

Delaware	333-176879	27-5414522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15321 NW 60th Ave Suite 109 Miami Lakes, FL		33014
(Address of principal executive offices)		(Zip Code)

941-347-7380
Registrant's telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

As used in this report, the terms "Company," "our company," "us," "Petrus,", "we" and "our" refer to Petrus Resource Corporation unless the context requires otherwise.

Item 4.01 Change in Registrant's Auditors

(a)    Previous independent registered audit firm.

Effective November 18, 2015, the Registrant dismissed Messineo & Co, CPAs, LLC ("Messineo"), which did audit Registrant's year-end financial statements for the years ended December 31, 2014 and 2013 and perform procedures related to the financial statements included in the Registrant's quarterly reports on Form 10-Q for the periods ended March 31, 2015 and June 30, 2015. The change in the Registrant's auditors was recommended and approved by the Board of Directors of the Registrant.

During the years ended December 31, 2014 and 2013 and subsequent interim period through November 18, 2015 there have been no disagreements with Messineo (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Messineo, would have caused them to make reference thereto in their report on financial statements for such years.

During the years ended December 31, 2014 and 2013 and through the subsequent interim period November 18, 2015, there were no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K).

The report of the independent registered public accounting firm of Messineo for the year ended December 31, 2014 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principle. However, the report contained a "going concern" paragraph.

The Company provided Messineo with a copy of this report on Form 8-K in accordance with Item 304(a) of Regulation S-K prior to its filing with the Securities and Exchange Commission and requested that Messineo furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter from Messineo filed as Exhibit 16.1 hereto and incorporated herein by reference.

(b)   New independent registered public accounting firm.

On November 18, 2015, and effective the same date, on the recommendation of the Registrant's Board of Directors, the Registrant engaged MaloneBailey, LLP, as its independent registered audit firm to audit the Registrant's financial statements for the fiscal year ended December 31, 2015 and to perform procedures related to the financial statements included in the Registrant's quarterly reports on Form 10-Q, beginning with the quarter ending September 30, 2015.

During the fiscal years ended December 31, 2014 and 2013 and through the date of the engagement of MaloneBailey, LLP, neither the Registrant nor anyone on its behalf has consulted with MaloneBailey, LLP, regarding either:

(a)  The application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither was a written report provided to the Registrant nor was oral advice provided that MaloneBailey, LLP, concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing, or financial reporting issue; or

(b)   Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter of Messineo & Co, CPAs, LLC to the Securities and Exchange Commission dated November 20, 2015.

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Petrus Resources Corporation

Date: November 20, 2015	By:	/s/ Miguel Dotres
Miguel Dotres, Chief Executive Officer